
SinglePoint

OTC: SING / singlepoint.com

Corporate Presentation / February 2021

SinglePoint

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon our current expectations and speak only as of the date hereof. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including economic slowdown affecting companies, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments and general economic conditions. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in SinglePoint's filings with the Securities and Exchange Commission, which factors may be incorporated herein by reference. Forward-looking statements may be identified but not limited by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.


SinglePoint

PROVIDING RENEWABLE ENERGY, ENVIRONMENTALLY FRIENDLY AND HEALTHY LIVING SOLUTIONS FOCUSED ON SUSTAINABILITY.

SinglePoint

FOCUS IN FOCUS ON RENEWABLE ENERGY

INVESTMENT HIGHLIGHTS



Solutions Focused on Sustainability

- Building the largest network of renewable energy solutions
- Growth opportunities in creating safe, clean and energy efficient environments

Exponentially Growing Solar Market

- Expected to reach $223 Billion by 2026[1]

Significant Government Support

- Investing heavily in renewable energy directly and through subsidies and tax credits

Upcoming Value Driving Milestones

- Planned growth through acquisitions and partnerships
- Expansion into high value renewable platforms

1: Valuates Reports; Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026

CORPORATE STRUCTURE

UNLOCKING POTENTIAL FOR SIGNIFICANT VALUE CREATION



Renewable Energy Assets
SinglePoint
Non-Energy Assets
Direct Solar of America
ENERGY WYZE
SINGLE SOLAR
SunUp Solar
Single Seed
ORIGINAL HEMP
BOX PURE AIR
Entered Letter of Intent to acquire multi-state exclusive and international rights from Box PureAir, LLC to sell AIRBOX, a high-proficiency energy efficient air purification technology

ESTABLISHING LEADERSHIP POSITION



INITIAL FOCUS
EXPANSION OPPORTUNITIES
SOLAR ENERGY
SOLAR STORAGE
NEAR-TERM
• Air purification
• Wind energy
• Energy-efficient appliance
FUTURE GROWTH
• EV charging
• Solar as a subscription

SOLAR MARKET POISED FOR EXPONENTIAL GROWTH

MARKET EXPECTED TO REACH $223 BILLION BY 2026[1]

70% PRICE DECREASE IN THE LAST 10 YEARS[2]

- ($45,000 in 2010 to $20,000 today)

ONLY ~4% OF ELIGIBLE HOMES AND COMMERCIAL BUILDINGS HAVE SOLAR

YEAR-OVER-YEAR GROWTH WITH COST REDUCTION



Installed Capacity (MWdc)
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020E
Blended Average PV System Price ($/Watt)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-

1: Valuates Reports; Solar Energy Market by Technology (Photovoltaic Systems and Concentrated Solar Power Systems), by Solar Module (Monocrystalline, Polycrystalline, Cadmium Telluride, Amorphous Silicon Cells, and Others), by Application (Residential, Commercial and Industrial) and End-Use (Electricity Generation, Heating, Charging and Lighting): Global Opportunity Analysis and Industry Forecast, 2019-2026; 2: Seia.org, Solar Industry Research Data

DISRUPTING RENEWABLE MARKET THROUGH PROPRIETARY NATIONAL NETWORK


Customer
SinglePoint
Lender
Supplies
Contractors
Coordination

Advantage

- Single point of contact
- Tailored solutions

SinglePoint

ESTABLISHED INDUSTRY LEADING PARTNERSHIPS TO STREAMLINE MODEL

PREFERRED LENDING PARTNER

LOANPAL

#1 Lender in the Solar Market

PREFERRED SUPPLIER

Soligent

Nation's Largest Solar Materials Supplier

LEADING REFERRAL PARTNER

myhomegroup

2nd Fastest Growing Residential Real Estate Brokerage


BUILDING A NATIONAL
NETWORK OF INSTALLERS
Securing state by state installation licenses

Direct Solar of America

Subsidary of SinglePoint, Inc. (OTC: SING)

PROVIDING CUSTOMERS WITH A SINGLE HUB TO ACCESS SOLAR

Modernizing the solar sales model

Leveraging partnerships to maximize customer experience

Building the largest network of installers



SinglePoint

FULLY MANAGED SOLUTION BENEFITS ALL STAKEHOLDERS


Direct Solar
of America
GET STARTED!

ENHANCED CUSTOMER EXPERIENCE

Concierge service provides options to homeowner and/or small commercial customers

CONTRACTOR EFFICIENCIES

Contractors are not responsible for out-of-pocket product costs and can support more installs

HIGHER PROFIT MARGINS

Bulk ordering provides the opportunity for preferred pricing and higher margins

SinglePoint

RAPIDLY EXPANDING NATIONAL FOOTPRINT



Available in 38 states and growing


ENERGY WYZE
WHAT DOES YOUR ROOF LOOK LIKE?
ENERGY WYZE
WYZER ENERGY DECISIONS
01. Extensive proprietary database of validated leads
02. Robust digital marketing campaigns
03. Operators on standby for immediate callback
04. Focused on enhanced customer experience
CUSTOMER FIRST
LEAD GENERATION


THE COMPLETE
ONLINE SOLUTION
TO PURCHASING SOLAR
SINGLE SOLAR
01. Allows customer to complete the purchase completely online
02. Streamlined process from quote to install
03. Provides customer with as much or as little support as needed


BOX
PURE
AIR
Entered Letter of Intent to acqu
state exclusive and internationa
from Box PureAir, LLC to sell A

Scientifically proven air purifiers that meet DOE for certified HEPA, as well as OSHA, CDC and ASHRAE conformance

Dynamic Room Purge Technology significantly enhances existing room ventilation systems

Purge respiratory aerosols, including bacterial and viral pathogens, has been scientifically proven to remove >99.99% of all particles, including SARS-CoV-2 (COVID-19)

EMERGING INDUSTRY LEADER IN HIGH-PROFICIENCY AIR PURIFICATION TECHNOLOGY

SUCCESSFUL EXECUTION

KEY OPERATING METRICS

SinglePoint

Direct Solar of America

ENERGY WYZE

WYZER ENERGY DECISIONS

↑27% **Customer / Installs** Increase from Q3 2019 to Q3 2020

↑100% **Network Installers** Increase from Q3 2019 to Q3 2020

$1M Target minimum quarterly sales starting Q3 2021

↑197% **Sales** Increase from Q3 2019 to Q3 2020

↑34 Operating States Increased from 4 in 2019 to 38 in 2020

40% Expected profit margin in 2021

Key Initiatives

Expand Installer Network | Expand to 50 States | Increase Gross Margins 10%

SinglePoint

FINANCIAL OVERVIEW

Year to Date Highlights

- **Q3:** Q3 Reported Revenue of $1 Million
- First 9 Months 2020 Revenue: $2.5 Million
- **↑15%:** First 9 Months 2020 Gross Profit Increased 15%
- First 9 Months 2020 Operational Expenses Reduced by $2.8 Million
- Removed all External Convertible Debt

SinglePoint

MEET THE TEAM



Greg Lambrecht

Chairman and Chief Executive Officer

Visionary entrepreneur backed by a robust tenure in company operations, investor relations, and corporate leadership, has a successful track record in founding and leading start-up companies.



Wil Ralston

President, Director

Leading Company's acquisition strategy and launching new product offerings from concept to production. On-boarding marquee clients, including GolfLogix and MonteFiore Inspired Medicine, and he played an integral role in executing acquisition of Direct Solar of America



Corey Lambrecht

Chief Financial Officer

20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing and interactive technology services

SinglePoint

INVESTMENT SUMMARY

Building a Portfolio of Leading Renewable Energy, Environmentally Friendly and Healthy Living Solutions

Disrupting the current >**$52.5 billion** solar energy market

Expansion opportunities in high-value renewable energy sector

Creating safe, clean air, and energy efficient zones

Multiple near-term milestones expected to drive growth


SinglePoint
OTC: SING / singlepoint.com
Investor Relations: JTC Team / sing@jtcir.com / 833.475.8247